                       DVI RECEIVABLES XII L.L.C. 2000-2
                                SERVICER REPORT
                      FOR THE PAYMENT DATE APRIL 12, 2002

I.    RECONCILIATION OF COLLECTION ACCOUNT:
           End of Period Collection Account Balance as of Prior Payment Date:                            418,627.25
           Available Funds:
                     Contract Payments due and received in this period                                 4,823,722.55
                     Contract Payments due in prior period(s) and received in this period                396,717.51
                     Contract Payments received in this period for next period                           126,277.43
                     Sales, Use and Property Tax, Maintenance, Late Charges                              107,593.49
                     Prepayment Amounts related to early termination in this period                    5,677,784.27
                     Servicer Advance                                                                    560,916.82
                     Proceeds received from recoveries on previously Defaulted Contracts                       0.00
                     Transfer from Reserve Account                                                         6,363.86
                     Interest earned on Collection Account                                                 5,219.17
                     Interest earned on Affiliated Account                                                   975.69
                     Proceeds from repurchase of Contracts per Contribution and Servicing
                       Agreement Section 5.03                                                                  0.00
                     Amounts paid per Contribution and Servicing Agreement Section 7.01
                      (Substituted contract less than Predecessor contract)                                    0.00
                     Amounts paid under insurance policies                                                     0.00
                     Any other amounts                                                                         0.00
                                                                                                      --------------
           Total Available Funds                                                                      12,124,198.04
           Less: Amounts to be Retained in Collection Account                                            421,472.35
                                                                                                      --------------
           AMOUNT TO BE DISTRIBUTED                                                                   11,702,725.69
                                                                                                      ==============


           DISTRIBUTION OF FUNDS:
                     1.      To Trustee -  Fees                                                                0.00
                     2.      To Servicer, any unreimbursed Nonrecoverable Advances or
                               Servicer Advances                                                         396,717.51
                     3.      To Noteholders (For Servicer Report immediately following
                               the Final Additional Closing Date)
                                    a) Class A1 Principal and Interest                                         0.00
                                    a) Class A2 Principal (distributed after A1 Note
                                         matures) and Interest                                         3,642,276.26
                                    a) Class A3 Principal (distributed after A2 Note
                                         matures) and Interest                                         5,601,807.43
                                    a) Class A4 Principal (distributed after A3
                                         Note matures) and  Interest                                     508,746.22
                                    b) Class B Principal and Interest                                    166,460.61
                                    c) Class C Principal and Interest                                    333,594.39
                                    d) Class D Principal and Interest                                    223,897.32
                                    e) Class E Principal and Interest                                    289,829.75

                     4.      To Reserve Account for Requirement per Indenture
                                Agreement Section 3.08                                                         0.00
                     5.      To Issuer - Residual  Principal and Interest and
                                Reserve Account Distribution
                                    a) Residual Interest (Provided no Restricting or
                                         Amortization Event in effect)                                    49,470.72
                                    b) Residual Principal (Provided no Restricting or
                                         Amortization Event in  effect)                                  300,131.48
                                    c) Reserve Account Distribution (Provided no
                                         Restricting or Amortization Event in effect)                      6,363.86
                     6.      To Servicer, Tax, Maintenance, Late Charges and Bank
                                Interest Earned and Any Other  Amounts                                   113,788.35
                     7.      To Servicer, Servicing Fee and other Servicing Compensations                 69,641.79
                                                                                                      --------------
           TOTAL FUNDS DISTRIBUTED                                                                    11,702,725.69
                                                                                                      ==============

                                                                                                      --------------
           End of Period Collection Account Balance {Includes Payments in Advance
               & Restricting Event Funds (if any)}                                                       421,472.35
                                                                                                      ==============

II.    RESERVE ACCOUNT

Beginning Balance                                                                                     $4,104,190.93
            - Add Investment Earnings                                                                      6,363.86
            - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                   0.00
            - Less Distribution to Certificate Account                                                     6,363.86
                                                                                                      --------------
End of period balance                                                                                 $4,104,190.93
                                                                                                      ==============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                            $4,104,190.93
                                                                                                      ==============

                       DVI RECEIVABLES XII L.L.C. 2000-2
                                SERVICER REPORT
                      FOR THE PAYMENT DATE APRIL 12, 2002


III. CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                 Pool A                                                       121,200,999.46
                 Pool B                                                        42,224,876.59
                                                                              --------------
                                                                                                  163,425,876.05
Class A Overdue Interest, if any                                                        0.00
Class A Monthly Interest - Pool A                                                 703,783.82
Class A Monthly Interest - Pool B                                                 245,189.28

Class A Overdue Principal, if any                                                       0.00
Class A Monthly Principal - Pool A                                              6,682,156.58
Class A Monthly Principal - Pool B                                              2,121,700.23
                                                                              --------------
                                                                                                    8,803,856.81
Ending Principal Balance of the Class A Notes
                 Pool A                                                       114,518,842.88
                 Pool B                                                        40,103,176.36
                                                                              --------------      --------------
                                                                                                  154,622,019.24
                                                                                                  ==============
----------------------------------------------------------------------------
Interest Paid Per $1,000      Principal Paid Per $1,000    Ending Principal
Original Face $240,779,000    Original Face $240,779,000   Balance Factor
$3.941262                     $36.564056                         64.217402%
----------------------------------------------------------------------------


IV.  CLASS A NOTE PRINCIPAL BALANCE


Beginning Principal Balance of the Class A Notes
                 Class A1                                                               0.00
                 Class A2                                                       3,621,876.05
                 Class A3                                                      74,000,000.00
                 Class A4                                                      85,804,000.00
                                                                              --------------

Class A Monthly Interest                                                                          163,425,876.05
                 Class A1 (Actual Number Days/360)                                      0.00
                 Class A2                                                          20,400.21
                 Class A3                                                         419,826.67
                 Class A4                                                         508,746.22
                                                                              --------------

Class A Monthly Principal
                 Class A1                                                               0.00
                 Class A2                                                       3,621,876.05
                 Class A3                                                       5,181,980.76
                 Class A4                                                               0.00
                                                                            ----------------
                                                                                                    8,803,856.81
Ending Principal Balance of the Class A Notes
                 Class A1                                                               0.00
                 Class A2                                                               0.00
                 Class A3                                                      68,818,019.24
                 Class A4                                                      85,804,000.00
                                                                            ----------------      --------------
                                                                                                  154,622,019.24
                                                                                                  ==============
Class A3
----------------------------------------------------------------------------
Interest Paid Per $1,000      Principal Paid Per $1,000    Ending Principal
Original Face $74,000,000     Original Face $74,000,000    Balance Factor
$5.673333                     70.026767                          92.997323%
----------------------------------------------------------------------------

                       DVI RECEIVABLES XII L.L.C. 2000-2
                                SERVICER REPORT
                      FOR THE PAYMENT DATE APRIL 12, 2002

V.   CLASS B NOTE PRINCIPAL BALANCE

           Beginning Principal Balance of the Class B Notes
                                           Pool A                                         2,065,798.17
                                           Pool B                                           719,682.68
                                                                                          -------------
                                                                                                          2,785,480.85

           Class B Overdue Interest, if any                                                       0.00
           Class B Monthly Interest - Pool A                                                 12,158.94
           Class B Monthly Interest - Pool B                                                  4,235.93
           Class B Overdue Principal, if any                                                      0.00
           Class B Monthly Principal - Pool A                                               113,900.40
           Class B Monthly Principal - Pool B                                                36,165.34
                                                                                          -------------
                                                                                                            150,065.74
           Ending Principal Balance of the Class B Notes
                                           Pool A                                         1,951,897.77
                                           Pool B                                           683,517.34
                                                                                          -------------
                                                                                                          -------------
                                                                                                          2,635,415.11
                                                                                                          =============

           --------------------------------------------------------------------------
           Interest Paid Per $1,000   Principal Paid Per $1,000    Ending Principal
           Original Face $4,104,000    Original Face $4,104,000      Balance Factor
                     $     3.994851           $       36.565726          64.215768%
           --------------------------------------------------------------------------


VI.   CLASS C NOTE PRINCIPAL BALANCE
           Beginning Principal Balance of the Class C Notes
                                           Pool A                                         4,131,596.33
                                           Pool B                                         1,439,365.36
                                                                                          -------------
                                                                                                          5,570,961.69

           Class C Overdue Interest, if any                                                       0.00
           Class C Monthly Interest - Pool A                                                 24,817.12
           Class C Monthly Interest - Pool B                                                  8,645.79
           Class C Overdue Principal, if                                                          0.00
           any
           Class C Monthly Principal - Pool A                                               227,800.79
           Class C Monthly Principal - Pool B                                                72,330.69
                                                                                          -------------
                                                                                                            300,131.48
           Ending Principal Balance of the Class C Notes
                                           Pool A                                         3,903,795.54
                                           Pool B                                         1,367,034.67
                                                                                          -------------
                                                                                                          -------------
                                                                                                          5,270,830.21
                                                                                                          =============

           -----------------------------------------------------------------------------
           Interest Paid Per $1,000   Principal Paid Per $1,000       Ending Principal
           Original Face $8,208,000    Original Face $8,208,000         Balance Factor
                     $     4.076865           $       36.565726             64.215768%
           -----------------------------------------------------------------------------

                       DVI RECEIVABLES XII L.L.C. 2000-2
                                SERVICER REPORT
                      FOR THE PAYMENT DATE APRIL 12, 2002

VII.   CLASS D NOTE PRINCIPAL BALANCE

           Beginning Principal Balance of the Class D Notes
                                           Pool A                                                2,754,397.55
                                           Pool B                                                  959,576.91
                                                                                                 -------------
                                                                                                                 3,713,974.46

           Class D Overdue Interest, if any                                                              0.00
           Class D Monthly Interest - Pool A                                                        17,657.98
           Class D Monthly Interest - Pool B                                                         6,151.69
           Class D Overdue Principal, if any                                                             0.00
           Class D Monthly Principal - Pool A                                                      151,867.19
           Class D Monthly Principal - Pool B                                                       48,220.46
                                                                                                 -------------
                                                                                                                   200,087.65
           Ending Principal Balance of the Class D Notes
                                           Pool A                                                2,602,530.36
                                           Pool B                                                  911,356.45
                                                                                                 -------------
                                                                                                                 -------------
                                                                                                                 3,513,886.81
                                                                                                                 =============

           -----------------------------------------------------------------------
           Interest Paid Per $1,000   Principal Paid Per $1,000  Ending Principal
           Original Face $5,472,000   Original Face $5,472,000   Balance Factor
                     $     4.351182           $       36.565726        64.215768%
           -----------------------------------------------------------------------


VIII.   CLASS E NOTE PRINCIPAL BALANCE
           Beginning Principal Balance of the Class E Notes
                                           Pool A                                                3,442,996.93
                                           Pool B                                                1,199,471.13
                                                                                                 -------------
                                                                                                                 4,642,468.06

           Class E Overdue Interest, if any                                                              0.00
           Class E Monthly Interest - Pool A                                                        29,457.71
           Class E Monthly Interest - Pool B                                                        10,262.48
           Class E Overdue Principal, if any                                                             0.00
           Class E Monthly Principal - Pool A                                                      189,833.99
           Class E Monthly Principal - Pool B                                                       60,275.57
                                                                                                 -------------
                                                                                                                   250,109.56
           Ending Principal Balance of the Class E Notes
                                           Pool A                                                3,253,162.94
                                           Pool B                                                1,139,195.56
                                                                                                 -------------
                                                                                                                 -------------
                                                                                                                 4,392,358.50
                                                                                                                 =============

           ------------------------------------------------------------------------
           Interest Paid Per $1,000   Principal Paid Per $1,000   Ending Principal
           Original Face $6,840,000   Original Face $6,840,000    Balance Factor
                     $     5.807045           $       36.565725         64.215768%
           ------------------------------------------------------------------------

                       DVI RECEIVABLES XII L.L.C. 2000-2
                                SERVICER REPORT
                      FOR THE PAYMENT DATE APRIL 12, 2002


IX.   ISSUERS RESIDUAL PRINCIPAL BALANCE

           Beginning Residual Principal Balance
                                  Pool A                                           4,132,776.27
                                  Pool B                                           1,439,914.32
                                                                                ----------------
                                                                                                                 5,572,690.59

           Residual Interest - Pool A                                                 35,658.69
           Residual Interest - Pool B                                                 13,812.03
           Residual Principal - Pool A                                               227,800.79
           Residual Principal - Pool B                                                72,330.69
                                                                                ----------------
                                                                                                                   300,131.48
           Ending Residual Principal Balance
                                  Pool A                                           3,904,975.48
                                  Pool B                                           1,367,583.63
                                                                                ----------------
                                                                                                              ----------------
                                                                                                                 5,272,559.11
                                                                                                              ================


X.   PAYMENT TO SERVICER

            - Collection period Servicer Fee                                                                        69,641.79
            - Servicer Advances reimbursement                                                                      396,717.51
            - Tax, Maintenance, Late Charges, Bank Interest and other amounts                                      113,788.35
                                                                                                              ----------------
           Total amounts due to Servicer                                                                           580,147.65
                                                                                                              ================

                       DVI RECEIVABLES XII L.L.C. 2000-2
                                SERVICER REPORT
                      FOR THE PAYMENT DATE APRIL 12, 2002


XI.   AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A
         Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
            beginning of the related Collection Period                                                               137,728,564.71

         Aggregate Discounted Contract Balance of Additional Contracts acquired during
            Collection Period                                                                                                  0.00

         Decline in Aggregate Discounted Contract Balance                                                              7,593,359.75

         Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
                                                                                                                     --------------
            ending of the related Collection Period                                                                  130,135,204.96
                                                                                                                     ==============

         Components of Decline in Aggregate Discounted Contract Balance:
             - Principal portion of Contract Payments  and Servicer Advances                          2,648,392.48

             - Principal portion of Prepayment Amounts                                               4,944,967.27

             - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02              0.00

             - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                    Contracts during the Collection Period                                                    0.00

             - Aggregate Discounted Contract Balance of Substitute Contracts added during
                    Collection Period                                                                         0.00

             - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                    during Collection Period                                                                  0.00

                                                                                                    --------------
                        Total Decline in Aggregate Discounted Contract Balance                        7,593,359.75
                                                                                                    ==============


POOL B
         Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
            beginning of the related Collection Period                                                                 47,982,886.99

         Aggregate Discounted Contract Balance of Additional Contracts acquired during
            Collection Period                                                                                                   0.00

         Decline in Aggregate Discounted Contract Balance                                                               2,411,022.98

         Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
                                                                                                                      --------------
            ending of the related Collection Period                                                                    45,571,864.01
                                                                                                                      ==============

         Components of Decline in Aggregate Discounted Contract Balance:
             - Principal portion of Contract Payments  and Servicer Advances                          1,714,219.28

             - Principal portion of Prepayment Amounts                                                  696,803.70

             - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02              0.00

             - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                    Contracts during the Collection Period                                                    0.00

             - Aggregate Discounted Contract Balance of Substitute Contracts added during
                    Collection Period                                                                         0.00

             - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                    during Collection Period                                                                  0.00

                                                                                                    --------------
                         Total Decline in Aggregate Discounted Contract Balance                       2,411,022.98
                                                                                                    ==============

                                                                                                                      --------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                     175,707,068.97
                                                                                                                      ==============


                       DVI RECEIVABLES XII L.L.C. 2000-2
                                SERVICER REPORT
                      FOR THE PAYMENT DATE APRIL 12, 2002

XIII.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

              POOL A                                                                      Predecessor
                                                     Discounted            Predecessor    Discounted
              Lease #      Lessee Name               Present Value         Lease #        Present Value
              --------------------------             --------------------  ------------   --------------------
                           NONE











                                                     --------------------                 --------------------
                                        Totals:                    $0.00                                $0.00

              a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                  $0.00
              b) ADCB OF POOL A AT CLOSING DATE                                               $186,735,373.96
              c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                          0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                  $0.00
b)  Total discounted Contract Balance of Substitute Receivables                   $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                               $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD       YES                          NO     X
                                                                             ----------                   --------


              POOL B                                                                                          Predecessor
                                                              Discounted         Predecessor                  Discounted
              Lease #                Lessee Name              Present Value      Lease #                      Present Value
              -----------------------------------             ------------------ ----------------------       -----------------
                                     NONE









                                                              -------------------                             ----------------
                                                 Totals:                   $0.00                                         $0.00


              a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                   $0.00
              b) ADCB OF POOL B AT CLOSING DATE                                                                 $86,877,354.94
              c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY APPROVES)                             0.00%

            * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED ( > 180 DAYS), THE SERVICER HAS FAILED
              TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                             $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                              $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution
    & Servicing Agreement Section 7.02                                                                       $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD               YES                          NO     X
                                                                                     ----------                   --------

                       DVI RECEIVABLES XII L.L.C. 2000-2
                                SERVICER REPORT
                      FOR THE PAYMENT DATE APRIL 12, 2002

XIV.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

              POOL A - NON-PERFORMING                                                                   Predecessor
                                                                        Discounted      Predecessor     Discounted
              Lease #     Lessee Name                                   Present Value   Lease #         Present Value
              ---------------------------------------------             --------------  -------------   ---------------
              1528-004    U.S. Neurological, Inc.                         $194,560.17   2042-202          $981,403.44
              2826-001    Newark Health Imaging, L.L.C.                   $789,368.50
              2875-008    MRI of River North, INC. et al                  $735,842.45   2314-004          $707,303.41
              2709-202    Symmorphix, Inc.                                $390,173.53   2041-201          $526,898.39
              2712-201    Matric Semiconductor, Inc.                      $123,333.71   2041-202           $87,853.47
              2712-202    Matric Semiconductor, Inc.                      $102,100.09
              3323-001    Open MRI Ohio I Ventures L.L.C.               $1,018,210.69   2659-001          $567,212.03
                          Cash                                            $116,213.37   2660-001          $567,212.03



                                                                        --------------                  --------------
                                                           Totals:      $3,469,802.51                   $3,437,882.77

              a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                            3,437,882.77
              b) ADCB OF POOL A AT CLOSING DATE                                                       $186,735,373.96
              c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                  1.84%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                           $0.00
b)  Total discounted Contract Balance of Substitute Receivables                            $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                                        $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD         YES                                  NO     X
                                                                               ----------                           --------



              POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS                                                   Predecessor
                                                                            Discounted      Predecessor       Discounted
              Lease #           Lessee Name                                 Present Value   Lease #           Present Value
              -------------------------------------------------             -------------   --------------   ----------------
              3313-001          Open MRI Missouri Ventures, LLC             $1,103,064.69   1004-501             $60,739.26
              3313-003          Open MRI Missouri Ventures, LLC             $1,035,735.31   1004-502             $60,739.26
              3309-002          Open MRI Illinois Ventures, LLC               $998,471.79   2786-001          $3,010,223.86







                                                                            --------------                    --------------
                                                               Totals:      $3,137,271.79                     $3,131,702.38

              a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                    $3,131,702.38
              b) ADCB OF POOL B AT CLOSING DATE                                                              $86,877,354.94
              c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                        3.60%

            * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED ( > 180 DAYS),
              THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS
              BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                   $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                    $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution &
    Servicing Agreement Section 7.02                                                               $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD         YES                                  NO     X
                                                                               ----------                           --------

                       DVI RECEIVABLES XII L.L.C. 2000-2
                                SERVICER REPORT
                      FOR THE PAYMENT DATE APRIL 12, 2002




XV.    POOL PERFORMANCE MEASUREMENTS


1.                                         AGGREGATE DISCOUNTED CONTRACT BALANCE

     CONTRACTS DELINQUENT > 90 DAYS                           TOTAL OUTSTANDING CONTRACTS
     This Month                      2,173,077.92             This Month                     175,707,068.97
     1 Month Prior                   1,846,001.41             1 Month Prior                  185,711,451.70
     2 Months Prior                  1,578,280.34             2 Months Prior                 190,774,963.78

     Total                           5,597,359.67             Total                          552,193,484.45

     A) 3 MONTH AVERAGE              1,865,786.56             B) 3 MONTH AVERAGE             184,064,494.82

     c) a/b                                 1.01%


2.   Does a Delinquency Condition Exist (1c > 6% )?
                                                                                                   Yes                 No    X
                                                                                                       ----------------    -----

3.   Restricting Event Check

     A. A Delinquency Condition exists for current period?                                         Yes                 No    X
                                                                                                       ----------------    -----
     B. An Indenture Event of Default has occurred and is then continuing?                         Yes                 No    X
                                                                                                       ----------------    -----

4.   Has a Servicer Event of Default occurred?                                                     Yes                 No    X
                                                                                                       ----------------    -----


5.   Amortization Event Check

     A. Is 1c  > 8% ?                                                                              Yes                 No    X
                                                                                                       ----------------    -----
     B. Bankruptcy, insolvency, reorganization; default/violation of any covenant or obligation
          not remedied within 90 days?                                                             Yes                 No    X
                                                                                                       ----------------    -----
     C. As of any Determination date, the sum of all defaulted contracts since the Closing date
          exceeds 6% of the ADCB on the Closing Date?                                              Yes                 No    X
                                                                                                       ----------------    -----




6.   Aggregate Discounted Contract Balance at Closing Date                                            Balance  $273,612,728.90
                                                                                                              --------------------


     DELINQUENT LEASE SUMMARY

     Days Past Due      Current Pool Balance          # Leases
     -------------      --------------------          --------

           31 - 60              3,585,662.83                37
          61 - 90               2,396,676.52                14
          91 - 180              2,173,077.92                22




     Approved By:
     Matthew E. Goldenberg
     Vice President
     Structured Finance and Securitization